The Allstate Corporation Investor Supplement Third Quarter 2026 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. Exhibit 99.2

The Allstate Corporation Investor Supplement - Third Quarter 2026 Table of Contents Consolidated Operations Protection Services Condensed Consolidated Statements of Operations 1 Segment Results 11 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Corporate Return on Allstate Common Shareholders' Equity 4 Segment Results 12 Policies in Force 5 Investments Property-Liability Investment Position and Results 13 Results 6 Investment Position and Results by Strategy 14 Allstate Protection Profitability Measures 7 Definitions of Non-GAAP Measures 15,16 Impact of Net Rate Changes Implemented on Premiums Written 8 Auto Profitability Measures and Statistics 9 Glossary 17 Homeowners Profitability Measures and Statistics 10 Items included in the glossary are denoted with a caret (^) the first time used. As a result of the dispositions of the employer voluntary benefits and group health businesses, starting in the third quarter of 2025, the Allstate Health and Benefits segment is no longer a reportable segment.

The Allstate Corporation
Condensed Consolidated Statements of Operations

(In millions, except per share data)

	Three months ended								Nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Revenues												
Property and casualty insurance premiums ^	$ 15,856	$ 15,670	$ 15,553	$ 15,511	$ 15,253	$ 15,041	$ 14,698	$ 14,591	$ 47,079	$ 44,992	$ 62,590	$ 59,583
Accident and health insurance premiums and contract charges ^	136	134	136	114	110	235	487	482	406	832	520	1,314
Other revenue ^	724	728	719	755	691	747	762	801	2,171	2,200	2,926	3,001
Net investment income	1,177	1,009	938	892	949	754	854	833	3,124	2,557	4,016	3,390
Net gains (losses) on investments and derivatives	(545)	1,055	(405)	73	252	(144)	(349)	(201)	105	(241)	178	(442)
Total revenues	17,348	18,596	16,941	17,345	17,255	16,633	16,452	16,506	52,885	50,340	70,230	66,846
Costs and expenses												
Property and casualty insurance claims and claims expense	9,943	9,862	9,185	7,736	8,654	10,249	10,815	9,024	28,990	29,718	36,726	38,742
Accident, health and other policy benefits	77	72	76	68	67	188	333	337	225	588	293	925
Amortization of deferred policy acquisition costs	2,220	2,202	2,178	2,125	2,101	2,076	2,087	2,062	6,600	6,264	8,725	8,326
Operating costs and expenses	2,336	2,315	2,225	2,332	2,265	2,135	2,245	2,505	6,876	6,645	9,208	9,150
Pension and other postretirement remeasurement (gains) losses	(28)	(146)	19	(5)	(108)	—	78	(52)	(155)	(30)	(160)	(82)
Restructuring and related charges	40	7	5	13	17	15	16	10	52	48	65	58
Amortization of purchased intangibles	46	46	47	56	59	57	59	70	139	175	195	245
Interest expense	97	96	98	98	101	100	100	101	291	301	389	402
Total costs and expenses	14,731	14,454	13,833	12,423	13,156	14,820	15,733	14,057	43,018	43,709	55,441	57,766
Gain (loss) on disposition of operations	—	—	—	(7)	720	890	—	—	—	1,610	(7)	1,610
Income from operations before income tax expense	2,617	4,142	3,108	4,915	4,819	2,703	719	2,449	9,867	8,241	14,782	10,690
Income tax expense	537	871	650	1,088	1,075	604	123	559	2,058	1,802	3,146	2,361
Net income	2,080	3,271	2,458	3,827	3,744	2,099	596	1,890	7,809	6,439	11,636	8,329
Less: Net income (loss) attributable to noncontrolling interest	1	—	1	(5)	(2)	(10)	1	(38)	2	(11)	(3)	(49)
Net income attributable to Allstate	2,079	3,271	2,457	3,832	3,746	2,109	595	1,928	7,807	6,450	11,639	8,378
Less: Preferred stock dividends	29	30	29	29	29	30	29	29	88	88	117	117
Net income applicable to common shareholders	$ 2,050	$ 3,241	$ 2,428	$ 3,803	$ 3,717	$ 2,079	$ 566	$ 1,899	$ 7,719	$ 6,362	$ 11,522	$ 8,261
Earnings per common share												
Net income applicable to common shareholders per common share - Basic ^	$ 8.15	$ 12.66	$ 9.36	$ 14.55	$ 14.13	$ 7.86	$ 2.13	$ 7.16	$ 30.20	$ 24.07	$ 44.82	$ 31.23
Weighted average common shares - Basic	251.6	256.0	259.4	261.3	263.1	264.6	265.3	265.1	255.6	264.3	257.1	264.5
Net income applicable to common shareholders per common share - Diluted ^	$ 8.03	$ 12.51	$ 9.25	$ 14.37	$ 13.95	$ 7.76	$ 2.11	$ 7.07	$ 29.79	$ 23.76	$ 44.25	$ 30.82
Weighted average common shares - Diluted	255.3	259.1	262.6	264.7	266.4	267.9	268.8	268.7	259.1	267.8	260.4	268.0
Cash dividends declared per common share	$ 1.08	$ 1.08	$ 1.08	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 0.92	$ 3.24	$ 3.00	$ 4.24	$ 3.92

The Allstate Corporation 3Q 26 Supplement

1

The Allstate Corporation
Contribution to Income

(In millions, except per share data)	Three months ended								Nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Contribution to income												
Net income applicable to common shareholders	$ 2,050	$ 3,241	$ 2,428	$ 3,803	$ 3,717	$ 2,079	$ 566	$ 1,899	$ 7,719	$ 6,362	$ 11,522	$ 8,261
Net (gains) losses on investments and derivatives	545	(1,055)	405	(73)	(252)	144	349	201	(105)	241	(178)	442
Pension and other postretirement remeasurement (gains) losses	(28)	(146)	19	(5)	(108)	—	78	(52)	(155)	(30)	(160)	(82)
Amortization of purchased intangibles	46	46	47	56	59	57	59	70	139	175	195	245
(Gain) loss on disposition [(1)]	1	(1)	(6)	—	(723)	(893)	—	(10)	(6)	(1,616)	(6)	(1,626)
Income tax expense (benefit)	(121)	245	(96)	7	283	204	(103)	(46)	28	384	35	338
Adjusted net income *	$ 2,493	$ 2,330	$ 2,797	$ 3,788	$ 2,976	$ 1,591	$ 949	$ 2,062	$ 7,620	$ 5,516	$ 11,408	$ 7,578
Income per common share - Diluted ^												
Net income applicable to common shareholders	$ 8.03	$ 12.51	$ 9.25	$ 14.37	$ 13.95	$ 7.76	$ 2.11	$ 7.07	$ 29.79	$ 23.76	$ 44.25	$ 30.82
Net (gains) losses on investments and derivatives	2.13	(4.07)	1.54	(0.28)	(0.95)	0.54	1.30	0.75	(0.41)	0.90	(0.68)	1.65
Pension and other postretirement remeasurement (gains) losses	(0.11)	(0.57)	0.07	(0.02)	(0.40)	—	0.29	(0.20)	(0.60)	(0.11)	(0.62)	(0.30)
Amortization of purchased intangibles	0.18	0.18	0.18	0.21	0.22	0.21	0.22	0.26	0.54	0.65	0.75	0.92
(Gain) loss on disposition [(1)]	—	—	(0.02)	—	(2.71)	(3.33)	—	(0.04)	(0.02)	(6.03)	(0.02)	(6.07)
Income tax expense (benefit)	(0.47)	0.94	(0.37)	0.03	1.06	0.76	(0.39)	(0.17)	0.11	1.43	0.13	1.26
Adjusted net income *	$ 9.76	$ 8.99	$ 10.65	$ 14.31	$ 11.17	$ 5.94	$ 3.53	$ 7.67	$ 29.41	$ 20.60	$ 43.81	$ 28.28
Weighted average common shares - Diluted	255.3	259.1	262.6	264.7	266.4	267.9	268.8	268.7	259.1	267.8	260.4	268.0

[(1)] Includes changes in the value of contingent consideration related to the sale of Allstate Life Insurance Company and certain affiliates in 2021 that are included within operating costs and expenses on the Condensed Consolidated Statements of Operations.

The Allstate Corporation 3Q 26 Supplement 2

The Allstate Corporation
Book Value per Common Share and Debt to Capital

($ in millions, except per share data)	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024
Book value per common share								
Numerator:								
Allstate common shareholders' equity (1)	$ 30,310	$ 31,697	$ 29,606	$ 28,609	$ 25,504	$ 22,018	$ 20,054	$ 19,441
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding (2)	252.1	256.9	260.8	263.8	265.8	267.2	268.8	268.7
Book value per common share	$ 120.23	$ 123.38	$ 113.52	$ 108.45	$ 95.95	$ 82.40	$ 74.61	$ 72.35
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities								
Numerator:								
Allstate common shareholders' equity (1)	$ 30,310	$ 31,697	$ 29,606	$ 28,609	$ 25,504	$ 22,018	$ 20,054	$ 19,441
Less: Unrealized net capital gains and losses on fixed income securities	(2,030)	(74)	(220)	303	357	40	(351)	(779)
Adjusted Allstate common shareholders' equity	$ 32,340	$ 31,771	$ 29,826	$ 28,306	$ 25,147	$ 21,978	$ 20,405	$ 20,220
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding (2)	252.1	256.9	260.8	263.8	265.8	267.2	268.8	268.7
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 128.28	$ 123.67	$ 114.36	$ 107.30	$ 94.61	$ 82.25	$ 75.91	$ 75.25
Total debt	$ 7,494	$ 7,492	$ 7,491	$ 7,490	$ 8,089	$ 8,087	$ 8,086	$ 8,085
Total capital resources	$ 39,805	$ 41,190	$ 39,098	$ 38,100	$ 35,594	$ 32,106	$ 30,141	$ 29,527
Ratio of debt to Allstate shareholders' equity	23.2 %	22.2 %	23.7 %	24.5 %	29.4 %	33.7 %	36.7 %	37.7 %
Ratio of debt to capital resources	18.8 %	18.2 %	19.2 %	19.7 %	22.7 %	25.2 %	26.8 %	27.4 %

(1) Excludes equity related to preferred stock of $2,001 million for all periods shown.

(2) Common shares outstanding were 248,779,577 and 260,135,910 as of September 30, 2026 and December 31, 2025, respectively.

The Allstate Corporation 3Q 26 Supplement 3

The Allstate Corporation
Return on Allstate Common Shareholders' Equity

($ in millions)

	As of or for the 12 months ended							
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024
Return on Allstate common shareholders' equity								
Numerator:								
Net income applicable to common shareholders	$ 11,522	$ 13,189	$ 12,027	$ 10,165	$ 8,261	$ 5,705	$ 3,927	$ 4,550
Denominator:								
Beginning Allstate common shareholders' equity	$ 25,504	$ 22,018	$ 20,054	$ 19,441	$ 18,876	$ 16,592	$ 16,638	$ 15,769
Ending Allstate common shareholders' equity (1)	30,310	31,697	29,606	28,609	25,504	22,018	20,054	19,441
Average Allstate common shareholders' equity ^	$ 27,907	$ 26,858	$ 24,830	$ 24,025	$ 22,190	$ 19,305	$ 18,346	$ 17,605
Return on Allstate common shareholders' equity	41.3 %	49.1 %	48.4 %	42.3 %	37.2 %	29.6 %	21.4 %	25.8 %
Adjusted net income return on Allstate common shareholders' equity								
Numerator:								
Adjusted net income *	$ 11,408	$ 11,891	$ 11,152	$ 9,304	$ 7,578	$ 5,650	$ 4,488	$ 4,906
Denominator:								
Beginning Allstate common shareholders' equity	$ 25,504	$ 22,018	$ 20,054	$ 19,441	$ 18,876	$ 16,592	$ 16,638	$ 15,769
Less: Unrealized net capital gains and losses	351	36	(351)	(771)	361	(938)	(819)	(604)
Adjusted beginning Allstate common shareholders' equity	25,153	21,982	20,405	20,212	18,515	17,530	17,457	16,373
Ending Allstate common shareholders' equity (1)	30,310	31,697	29,606	28,609	25,504	22,018	20,054	19,441
Less: Unrealized net capital gains and losses	(2,024)	(79)	(221)	297	351	36	(351)	(771)
Adjusted ending Allstate common shareholders' equity	32,334	31,776	29,827	28,312	25,153	21,982	20,405	20,212
Average adjusted Allstate common shareholders' equity ^	$ 28,744	$ 26,879	$ 25,116	$ 24,262	$ 21,834	$ 19,756	$ 18,931	$ 18,293
Adjusted net income return on Allstate common shareholders' equity *	39.7 %	44.2 %	44.4 %	38.3 %	34.7 %	28.6 %	23.7 %	26.8 %

(1) Excludes equity related to preferred stock of $2,001 million for all periods shown.

The Allstate Corporation 3Q 26 Supplement

4

The Allstate Corporation
Policies in Force

	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024
Policies in force statistics (in thousands) [1]								
Allstate Protection								
Auto	26,204	25,951	25,758	25,504	25,332	25,243	25,100	24,936
Homeowners	7,896	7,819	7,739	7,697	7,642	7,596	7,549	7,511
Specialty lines	5,021	4,945	4,902	4,898	4,908	4,885	4,874	4,870
Commercial lines	198	182	177	176	174	176	189	213
Total	39,319	38,897	38,576	38,275	38,056	37,900	37,712	37,530
Protection Services								
Protection Plans	169,823	168,703	165,210	164,650	163,451	162,315	161,503	159,761
Roadside	1,654	1,520	1,379	1,244	1,119	988	867	758
Dealer Services	3,557	3,601	3,628	3,663	3,681	3,697	3,690	3,710
Identity Protection	2,782	2,719	2,752	2,626	2,694	2,669	2,648	2,511
Total	177,816	176,543	172,969	172,183	170,945	169,669	168,708	166,740
All other	475	495	507	479	480	482	478	471
Total policies in force [2]	217,610	215,935	212,052	210,937	209,481	208,051	206,898	204,741

(1) Policy counts are based on items rather than customers.

- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- Lender-placed policies are excluded from policy counts because relationships are with the lenders.
- Protection Plans represents active consumer product protection plans. Policies in force at June 30, 2026 includes 2.9 million policies that primarily relate to periods from September 30, 2025 through March 31, 2026 and were not reflected in previously reported numbers.
- Roadside reflects memberships in force and does not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third-party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- Identity Protection reflects individual customer counts for identity protection products.
- All other reflects certificate counts for the individual health business.

(2) As a result of the dispositions of the employer voluntary benefits and group health businesses, starting in the third quarter of 2025, the Allstate Health and Benefits segment is no longer a reportable segment. Historical totals exclude employer voluntary benefits and group health businesses that have been divested.

The Allstate Corporation 3Q 26 Supplement 5

The Allstate Corporation
Property-Liability Results

($ in millions, except ratios)	Three months ended								Nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Premiums written	$ 16,020	$ 15,431	$ 14,625	$ 14,572	$ 15,630	$ 15,047	$ 14,297	$ 13,757	$ 46,076	$ 44,974	$ 60,648	$ 58,731
Premiums earned	$ 15,086	$ 14,918	$ 14,802	$ 14,776	$ 14,533	$ 14,346	$ 14,027	$ 13,933	$ 44,806	$ 42,906	$ 59,582	$ 56,839
Other revenue	564	568	544	541	518	504	488	493	1,676	1,510	2,217	2,003
Claims and claims expense	(9,743)	(9,668)	(8,992)	(7,567)	(8,466)	(10,084)	(10,660)	(8,871)	(28,403)	(29,210)	(35,970)	(38,081)
Amortization of deferred policy acquisition costs	(1,854)	(1,840)	(1,821)	(1,772)	(1,757)	(1,742)	(1,732)	(1,699)	(5,515)	(5,231)	(7,287)	(6,930)
Operating costs and expenses	(1,954)	(1,928)	(1,835)	(1,917)	(1,873)	(1,685)	(1,701)	(1,966)	(5,717)	(5,259)	(7,634)	(7,225)
Restructuring and related charges	(39)	(6)	(1)	(10)	(15)	(13)	(16)	(6)	(46)	(44)	(56)	(50)
Amortization of purchased intangibles	(38)	(38)	(39)	(45)	(46)	(46)	(46)	(52)	(115)	(138)	(160)	(190)
Underwriting income (loss) [(1)]	$ 2,022	$ 2,006	$ 2,658	$ 4,006	$ 2,894	$ 1,280	$ 360	$ 1,832	$ 6,686	$ 4,534	$ 10,692	$ 6,366
Catastrophe losses	$ (1,650)	$ (1,722)	$ (1,240)	$ (209)	$ (558)	$ (1,990)	$ (2,202)	$ (410)	$ (4,612)	$ (4,750)	$ (4,821)	$ (5,160)
Claims expense excluding catastrophe expense ^	(865)	(799)	(783)	(755)	(765)	(751)	(734)	(758)	(2,447)	(2,250)	(3,202)	(3,008)
Operating ratios and reconciliations to underlying ratios												
Loss ratio	64.6	64.8	60.7	51.2	58.3	70.3	76.0	63.7	63.4	68.1	60.4	67.0
Effect of catastrophe losses	(10.9)	(11.5)	(8.4)	(1.4)	(3.8)	(13.9)	(15.7)	(2.9)	(10.3)	(11.1)	(8.1)	(9.1)
Effect of prior year reserve reestimates, excluding catastrophes	5.1	4.6	6.9	5.4	2.7	2.6	1.7	(0.6)	5.5	2.4	5.5	1.6
Underlying loss ratio *	58.8	57.9	59.2	55.2	57.2	59.0	62.0	60.2	58.6	59.4	57.8	59.5
Expense ratio ^	22.0	21.8	21.3	21.7	21.8	20.8	21.4	23.2	21.7	21.3	21.7	21.8
Effect of amortization of purchased intangibles	(0.3)	(0.3)	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	(0.3)	(0.3)	(0.3)	(0.3)
Underlying expense ratio *	21.7	21.5	21.1	21.4	21.5	20.5	21.1	22.8	21.4	21.0	21.4	21.5
Effect of advertising expense	(3.9)	(3.5)	(3.7)	(3.8)	(4.0)	(3.1)	(3.7)	(4.7)	(3.7)	(3.6)	(3.7)	(3.7)
Effect of restructuring and related charges	(0.2)	—	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Adjusted underwriting expense ratio *	17.6	18.0	17.4	17.5	17.4	17.3	17.3	18.0	17.6	17.3	17.6	17.7
Claims expense ratio excluding catastrophe expense ^	5.7	5.4	5.3	5.1	5.3	5.2	5.2	5.4	5.5	5.2	5.4	5.3
Adjusted expense ratio *	23.3	23.4	22.7	22.6	22.7	22.5	22.5	23.4	23.1	22.5	23.0	23.0
Combined ratio	86.6	86.6	82.0	72.9	80.1	91.1	97.4	86.9	85.1	89.4	82.1	88.8
Effect of catastrophe losses	(10.9)	(11.5)	(8.4)	(1.4)	(3.8)	(13.9)	(15.7)	(2.9)	(10.3)	(11.1)	(8.1)	(9.1)
Effect of prior year reserve reestimates, excluding catastrophes	5.1	4.6	6.9	5.4	2.7	2.6	1.7	(0.6)	5.5	2.4	5.5	1.6
Effect of amortization of purchased intangibles	(0.3)	(0.3)	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	(0.3)	(0.3)	(0.3)	(0.3)
Underlying combined ratio *	80.5	79.4	80.3	76.6	78.7	79.5	83.1	83.0	80.0	80.4	79.2	81.0
Effect of Run-off Property-Liability on combined ratio	1.4	—	—	—	1.0	—	—	0.1	0.5	0.3	0.4	0.3
(1) Underwriting income (loss)												
Allstate Protection	$ 2,240	$ 2,006	$ 2,659	$ 4,007	$ 3,040	$ 1,283	$ 364	$ 1,837	$ 6,905	$ 4,687	$ 10,912	$ 6,524
Run-off Property-Liability	(218)	—	(1)	(1)	(146)	(3)	(4)	(5)	(219)	(153)	(220)	(158)
Property-Liability	$ 2,022	$ 2,006	$ 2,658	$ 4,006	$ 2,894	$ 1,280	$ 360	$ 1,832	$ 6,686	$ 4,534	$ 10,692	$ 6,366
Other financial information												
Net investment income	$ 1,052	$ 885	$ 845	$ 814	$ 873	$ 687	$ 783	$ 757	$ 2,782	$ 2,343	$ 3,596	$ 3,100
Income tax expense on operations	(643)	(608)	(744)	(1,074)	(790)	(402)	(227)	(596)	(1,995)	(1,419)	(3,069)	(2,015)
Net income (loss) attributable to noncontrolling interest, after-tax	1	1	1	(5)	(1)	(10)	1	(38)	3	(10)	(2)	(48)

The Allstate Corporation 3Q 26 Supplement

6

The Allstate Corporation
Allstate Protection Profitability Measures

($ in millions, except ratios)

	Three months ended								Nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Premiums written												
Auto	$ 9,884	$ 9,572	$ 9,850	$ 9,399	$ 9,869	$ 9,533	$ 9,848	$ 9,116	$ 29,306	$ 29,250	$ 38,705	$ 38,366
Homeowners	4,950	4,752	3,741	4,110	4,607	4,395	3,453	3,624	13,443	12,455	17,553	16,079
Specialty lines	923	886	768	784	887	865	729	746	2,577	2,481	3,361	3,227
Commercial lines	115	121	112	107	101	100	94	84	348	295	455	379
Brokered solutions and collateral protection ^	148	100	154	172	166	154	173	187	402	493	574	680
Total	$ 16,020	$ 15,431	$ 14,625	$ 14,572	$ 15,630	$ 15,047	$ 14,297	$ 13,757	$ 46,076	$ 44,974	$ 60,648	$ 58,731
Premiums earned												
Auto	$ 9,654	$ 9,644	$ 9,547	$ 9,622	$ 9,593	$ 9,528	$ 9,347	$ 9,348	$ 28,845	$ 28,468	$ 38,467	$ 37,816
Homeowners	4,325	4,201	4,164	4,055	3,880	3,771	3,657	3,548	12,690	11,308	16,745	14,856
Specialty lines	839	822	820	814	800	779	741	745	2,481	2,320	3,295	3,065
Commercial lines	113	107	101	103	99	104	113	131	321	316	424	447
Brokered solutions and collateral protection	155	144	170	182	161	164	169	161	469	494	651	655
Total	$ 15,086	$ 14,918	$ 14,802	$ 14,776	$ 14,533	$ 14,346	$ 14,027	$ 13,933	$ 44,806	$ 42,906	$ 59,582	$ 56,839
Underwriting income (loss)												
Auto	$ 1,623	$ 1,606	$ 1,729	$ 1,851	$ 1,726	$ 1,331	$ 816	$ 603	$ 4,958	$ 3,873	$ 6,809	$ 4,476
Homeowners	452	226	685	1,813	1,107	(76)	(451)	1,070	1,363	580	3,176	1,650
Specialty lines	52	108	157	205	61	(11)	(65)	133	317	(15)	522	118
Commercial lines	55	13	21	45	93	(17)	16	(16)	89	92	134	76
Brokered solutions and collateral protection	58	53	67	93	53	56	48	47	178	157	271	204
Total	$ 2,240	$ 2,006	$ 2,659	$ 4,007	$ 3,040	$ 1,283	$ 364	$ 1,837	$ 6,905	$ 4,687	$ 10,912	$ 6,524
Claims expense excluding catastrophe expense	$ 862	$ 799	$ 783	$ 755	$ 741	$ 750	$ 731	$ 756	$ 2,444	$ 2,222	$ 3,199	$ 2,978
Operating ratios and reconciliations to underlying ratios												
Loss ratio	63.2	64.8	60.7	51.2	57.3	70.3	76.0	63.6	62.9	67.8	60.0	66.7
Effect of catastrophe losses	(10.9)	(11.5)	(8.4)	(1.4)	(3.8)	(13.9)	(15.7)	(2.9)	(10.3)	(11.1)	(8.1)	(9.1)
Effect of prior year reserve reestimates, excluding catastrophes	6.5	4.6	6.9	5.4	3.7	2.6	1.7	(0.5)	6.0	2.7	5.9	1.9
Underlying loss ratio *	58.8	57.9	59.2	55.2	57.2	59.0	62.0	60.2	58.6	59.4	57.8	59.5
Expense ratio	22.0	21.8	21.3	21.7	21.8	20.8	21.4	23.2	21.7	21.3	21.7	21.8
Effect of amortization of purchased intangibles	(0.3)	(0.3)	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	(0.3)	(0.3)	(0.3)	(0.3)
Underlying expense ratio *	21.7	21.5	21.1	21.4	21.5	20.5	21.1	22.8	21.4	21.0	21.4	21.5
Effect of advertising expense	(3.9)	(3.5)	(3.7)	(3.8)	(4.0)	(3.1)	(3.7)	(4.7)	(3.7)	(3.6)	(3.7)	(3.7)
Effect of restructuring and related charges	(0.2)	—	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Adjusted underwriting expense ratio *	17.6	18.0	17.4	17.5	17.4	17.3	17.3	18.0	17.6	17.3	17.6	17.7
Combined ratio	85.2	86.6	82.0	72.9	79.1	91.1	97.4	86.8	84.6	89.1	81.7	88.5
Underlying combined ratio *	80.5	79.4	80.3	76.6	78.7	79.5	83.1	83.0	80.0	80.4	79.2	81.0
Claims expense ratio excluding catastrophe expense	5.7	5.4	5.3	5.1	5.1	5.2	5.2	5.4	5.5	5.2	5.4	5.2

The Allstate Corporation 3Q 26 Supplement

7

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written

	Three months ended September 30, 2026			Three months ended June 30, 2026		
	Number of locations [1]	Total (%) [2] [3]	Location specific (%) [4]	Number of locations [1]	Total (%) [3]	Location specific (%)
Auto	39	0.4	2.3	36	—	—
Homeowners [5]	21	0.5	4.2	33	(0.1)	(1.9)

	Three months ended March 31, 2026			Three months ended December 31, 2025		
	Number of locations	Total (%) [3]	Location specific (%)	Number of locations	Total (%) [3]	Location specific (%)
Auto	39	—	—	34	0.2	1.8
Homeowners [5]	18	1.4	7.2	15	0.8	5.4

(1) Refers to the number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented.

(2) Represents the impact in the locations where rate changes were implemented during the period as a percentage of total prior year-end premiums written. The impact reflects the combined effect of rate increases and decreases implemented during the period.

(3) Implemented auto insurance rate increases totaled $175 million in the third quarter of 2026, after implementing rate decreases of $4 million and $2 million in the second and first quarters of 2026, respectively, and rate increases of $81 million in the fourth quarter of 2025.

(4) Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(5) Excludes the impact to average premium from inflation in insured home replacement costs and other aging factor adjustments, which could be significant.

The Allstate Corporation 3Q 26 Supplement 8

The Allstate Corporation
Auto Profitability Measures and Statistics

($ in millions, except ratios)	Three months ended								Nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Allstate Protection												
Premiums written	$ 9,884	$ 9,572	$ 9,850	$ 9,399	$ 9,869	$ 9,533	$ 9,848	$ 9,116	$ 29,306	$ 29,250	$ 38,705	$ 38,366
Premiums earned	9,654	9,644	9,547	9,622	9,593	9,528	9,347	9,348	28,845	28,468	38,467	37,816
Underwriting income	1,623	1,606	1,729	1,851	1,726	1,331	816	603	4,958	3,873	6,809	4,476
Operating ratios and reconciliations to underlying ratios												
Loss ratio	61.6	61.4	60.6	58.9	60.6	65.0	69.3	69.3	61.2	64.9	60.6	66.0
Effect of catastrophe losses	(2.2)	(2.2)	(0.9)	(0.4)	(0.7)	(2.2)	(2.2)	(0.6)	(1.8)	(1.7)	(1.4)	(1.4)
Effect of prior year reserve reestimates, excluding catastrophes	9.1	6.6	8.8	7.5	5.0	4.3	2.5	0.4	8.2	4.0	8.0	3.1
Underlying loss ratio *	68.5	65.8	68.5	66.0	64.9	67.1	69.6	69.1	67.6	67.2	67.2	67.7
Expense ratio	21.6	21.9	21.3	21.9	21.4	21.0	22.0	24.2	21.6	21.5	21.7	22.2
Effect of amortization of purchased intangibles	(0.3)	(0.1)	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	(0.3)	(0.2)	(0.4)	(0.3)	(0.4)
Underlying expense ratio *	21.3	21.8	21.0	21.6	21.1	20.7	21.6	23.9	21.4	21.1	21.4	21.8
Combined ratio	83.2	83.3	81.9	80.8	82.0	86.0	91.3	93.5	82.8	86.4	82.3	88.2
Effect of catastrophe losses	(2.2)	(2.2)	(0.9)	(0.4)	(0.7)	(2.2)	(2.2)	(0.6)	(1.8)	(1.7)	(1.4)	(1.4)
Effect of prior year reserve reestimates, excluding catastrophes	9.1	6.6	8.8	7.5	5.0	4.3	2.5	0.4	8.2	4.0	8.0	3.1
Effect of amortization of purchased intangibles	(0.3)	(0.1)	(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	(0.3)	(0.2)	(0.4)	(0.3)	(0.4)
Underlying combined ratio *	89.8	87.6	89.5	87.6	86.0	87.8	91.2	93.0	89.0	88.3	88.6	89.5
Annualized average earned premium ^ ($)	1,474	1,486	1,483	1,509	1,515	1,510	1,490	1,500	1,468	1,498	1,468	1,493
Average underlying loss (incurred pure premium) * ^ ($)	1,010	978	1,016	996	983	1,013	1,037	1,037	992	1,007	986	1,011
Average underlying loss (incurred pure premium) * (% change year-over-year)	2.7	(3.5)	(2.0)	(4.0)	(4.7)	(2.9)	(0.6)	—	(1.5)	(3.5)	(2.5)	(3.4)
Average underlying loss (incurred pure premium) and expense * ^ ($)	1,324	1,302	1,327	1,322	1,303	1,326	1,359	1,395	1,307	1,323	1,301	1,336
New issued applications by channel (in thousands) ^												
Exclusive agency	812	805	807	794	823	764	748	671	2,424	2,335	3,218	3,006
Independent agency	775	745	742	719	696	685	686	562	2,262	2,067	2,981	2,629
Direct	887	797	848	713	809	708	757	579	2,532	2,274	3,245	2,853
Total	2,474	2,347	2,397	2,226	2,328	2,157	2,191	1,812	7,218	6,676	9,444	8,488
Allstate brand												
Average premium - gross written ^ ($)	811	819	832	844	853	850	853	858	821	852	826	853

The Allstate Corporation 3Q 26 Supplement

9

The Allstate Corporation
Homeowners Profitability Measures and Statistics

($ in millions, except ratios)	Three months ended								Nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Allstate Protection												
Premiums written	$ 4,950	$ 4,752	$ 3,741	$ 4,110	$ 4,607	$ 4,395	$ 3,453	$ 3,624	$ 13,443	$ 12,455	$ 17,553	$ 16,079
Premiums earned	4,325	4,201	4,164	4,055	3,880	3,771	3,657	3,548	12,690	11,308	16,745	14,856
Underwriting income (loss)	452	226	685	1,813	1,107	(76)	(451)	1,070	1,363	580	3,176	1,650
Operating ratios and reconciliations to underlying ratios												
Loss ratio	67.2	72.4	61.5	33.2	48.5	81.2	91.8	46.9	67.1	73.4	58.8	67.1
Effect of catastrophe losses	(30.8)	(33.5)	(25.1)	(4.2)	(12.3)	(42.8)	(49.9)	(8.9)	(29.8)	(34.6)	(23.6)	(28.5)
Effect of prior year reserve reestimates, excluding catastrophes	1.6	0.7	2.3	0.6	1.0	(0.3)	0.2	(1.1)	1.5	0.3	1.3	—
Underlying loss ratio *	38.0	39.6	38.7	29.6	37.2	38.1	42.1	36.9	38.8	39.1	36.5	38.6
Expense ratio	22.3	22.2	22.0	22.1	23.0	20.8	20.5	22.9	22.2	21.5	22.2	21.8
Effect of amortization of purchased intangibles	(0.2)	(0.3)	(0.2)	(0.3)	(0.4)	(0.3)	(0.2)	(0.3)	(0.3)	(0.4)	(0.2)	(0.3)
Underlying expense ratio *	22.1	21.9	21.8	21.8	22.6	20.5	20.3	22.6	21.9	21.1	22.0	21.5
Combined ratio	89.5	94.6	83.5	55.3	71.5	102.0	112.3	69.8	89.3	94.9	81.0	88.9
Effect of catastrophe losses	(30.8)	(33.5)	(25.1)	(4.2)	(12.3)	(42.8)	(49.9)	(8.9)	(29.8)	(34.6)	(23.6)	(28.5)
Effect of prior year reserve reestimates, excluding catastrophes	1.6	0.7	2.3	0.6	1.0	(0.3)	0.2	(1.1)	1.5	0.3	1.3	—
Effect of amortization of purchased intangibles	(0.2)	(0.3)	(0.2)	(0.3)	(0.4)	(0.3)	(0.2)	(0.3)	(0.3)	(0.4)	(0.2)	(0.3)
Underlying combined ratio *	60.1	61.5	60.5	51.4	59.8	58.6	62.4	59.5	60.7	60.2	58.5	60.1
New issued applications by channel (in thousands)												
Exclusive agency	253	260	241	237	262	251	232	227	754	745	991	972
Independent agency	73	65	36	36	41	48	47	54	174	136	210	190
Direct	84	86	81	69	69	54	41	37	251	164	320	201
Total	410	411	358	342	372	353	320	318	1,179	1,045	1,521	1,363
Allstate brand												
Average premium - gross written ($)	2,408	2,399	2,360	2,267	2,296	2,267	2,210	2,111	2,391	2,262	2,360	2,226

The Allstate Corporation 3Q 26 Supplement

10

The Allstate Corporation
Protection Services Segment Results

($ in millions)

	Three months ended								Nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Protection Services												
Net premiums written	$ 809	$ 769	$ 727	$ 867	$ 749	$ 733	$ 657	$ 816	$ 2,305	$ 2,139	$ 3,172	$ 2,955
Premiums earned	$ 770	$ 752	$ 751	$ 735	$ 720	$ 695	$ 671	$ 658	$ 2,273	$ 2,086	$ 3,008	$ 2,744
Other revenue	124	123	117	126	124	111	128	148	364	363	490	511
Intersegment insurance premiums and service fees	43	35	31	31	33	36	37	57	109	106	140	163
Net investment income	27	25	23	25	25	25	24	26	75	74	100	100
Claims and claims expense	(208)	(198)	(199)	(175)	(193)	(170)	(161)	(160)	(605)	(524)	(780)	(684)
Amortization of deferred policy acquisition costs	(358)	(356)	(348)	(345)	(337)	(328)	(318)	(328)	(1,062)	(983)	(1,407)	(1,311)
Non-deferrable commissions	(127)	(124)	(126)	(120)	(116)	(110)	(101)	(92)	(377)	(327)	(497)	(419)
Other operating costs and expenses	(189)	(186)	(183)	(204)	(194)	(180)	(208)	(238)	(558)	(582)	(762)	(820)
Restructuring and related charges	(1)	—	(4)	(2)	(1)	(1)	—	(1)	(5)	(2)	(7)	(3)
Income tax expense on operations	(17)	(19)	(15)	(14)	(16)	(18)	(17)	(20)	(51)	(51)	(65)	(71)
Less: net loss attributable to noncontrolling interest	—	(1)	—	—	(1)	—	—	—	(1)	(1)	(1)	(1)
Adjusted net income ^ (1)	64	53	47	57	46	60	55	50	164	161	221	211
Depreciation	5	4	4	4	5	5	5	5	13	15	17	20
Restructuring and related charges	1	—	4	2	1	1	—	1	5	2	7	3
Income tax expense on operations	17	19	15	14	16	18	17	20	51	51	65	71
Adjusted earnings before taxes, depreciation and restructuring *	$ 87	$ 76	$ 70	$ 77	$ 68	$ 84	$ 77	$ 76	$ 233	$ 229	$ 310	$ 305
Protection Plans												
Net premiums written	$ 623	$ 585	$ 554	$ 693	$ 567	$ 558	$ 487	$ 648	$ 1,762	$ 1,612	$ 2,455	$ 2,260
Premiums earned	592	578	578	566	552	531	510	497	1,748	1,593	2,314	2,090
Revenue ^	$ 631	$ 615	$ 613	$ 609	$ 588	$ 563	$ 540	$ 528	$ 1,859	$ 1,691	$ 2,468	$ 2,219
Claims and claims expense	(162)	(156)	(156)	(135)	(152)	(130)	(124)	(123)	(474)	(406)	(609)	(529)
Amortization of deferred policy acquisition costs	(251)	(244)	(239)	(236)	(228)	(218)	(210)	(219)	(734)	(656)	(970)	(875)
Non-deferrable commissions	(117)	(113)	(114)	(109)	(106)	(99)	(90)	(82)	(344)	(295)	(453)	(377)
Other operating costs and expenses	(41)	(46)	(50)	(64)	(55)	(51)	(58)	(48)	(137)	(164)	(201)	(212)
Restructuring and related charges	(1)	—	—	(1)	(1)	—	—	(1)	(1)	(1)	(2)	(2)
Income tax expense on operations	(12)	(15)	(13)	(15)	(13)	(14)	(13)	(18)	(40)	(40)	(55)	(58)
Less: net loss attributable to noncontrolling interest	—	(1)	—	—	(1)	—	—	—	(1)	(1)	(1)	(1)
Adjusted net income	$ 47	$ 42	$ 41	$ 49	$ 34	$ 51	$ 45	$ 37	$ 130	$ 130	$ 179	$ 167
Roadside												
Revenue	$ 70	$ 66	$ 63	$ 61	$ 59	$ 56	$ 55	$ 54	$ 199	$ 170	$ 260	$ 224
Adjusted net income	14	13	12	12	12	11	11	10	39	34	51	44
Dealer Services												
Revenue	$ 148	$ 147	$ 148	$ 148	$ 148	$ 148	$ 146	$ 147	$ 443	$ 442	$ 591	$ 589
Adjusted net income	7	3	5	7	6	4	4	4	15	14	22	18
Identity Protection												
Revenue	$ 39	$ 40	$ 40	$ 39	$ 39	$ 41	$ 40	$ 39	$ 119	$ 120	$ 158	$ 159
Adjusted net income	2	2	1	1	2	2	1	2	5	5	6	7
Arity												
Revenue	$ 76	$ 67	$ 58	$ 60	$ 68	$ 59	$ 79	$ 121	$ 201	$ 206	$ 261	$ 327
Adjusted net loss	(6)	(7)	(12)	(12)	(8)	(8)	(6)	(3)	(25)	(22)	(37)	(25)

(1) Adjusted net income is the GAAP segment measure.

The Allstate Corporation 3Q 26 Supplement 11

The Allstate Corporation Corporate Segment Results ($ in millions) Three months ended Nine months ended Trailing 12-months Sept. 30, 2026 June 30, 2026 March 31, 2026 Dec. 31, 2025 Sept. 30, 2025 June 30, 2025 March 31, 2025 Dec. 31, 2024 Sept. 30, 2026 Sept. 30, 2025 Sept. 30, 2026 Sept. 30, 2025 Other revenue $ 9 $ 12 $ 17 $ 19 $ 24 $ 23 $ 15 $ 16 $ 38 $ 62 $ 57 $ 78 Net investment income 96 96 68 52 49 37 22 24 260 108 312 132 Operating costs and expenses (25) (33) (33) (41) (42) (45) (32) (35) (91) (119) (132) (154) Restructuring and related charges — — — (1) — — — (3) — — (1) (3) Interest expense (97) (96) (98) (98) (101) (100) (100) (101) (291) (301) (389) (402) Income tax benefit on operations 3 3 16 14 12 21 27 22 22 60 36 82 Preferred stock dividends (29) (30) (29) (29) (29) (30) (29) (29) (88) (88) (117) (117) Adjusted net loss $ (43) $ (48) $ (59) $ (84) $ (87) $ (94) $ (97) $ (106) $ (150) $ (278) $ (234) $ (384) The Allstate Corporation 3Q 26 Supplement 12

The Allstate Corporation
Investment Position and Results

($ in millions)	As of or for the three months ended								As of or for the nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Investment position												
Fixed income securities, at fair value	$ 60,246	$ 60,809	$ 59,060	$ 59,115	$ 57,186	$ 54,435	$ 51,993	$ 52,747	$ 60,246	$ 57,186		
Equity securities ^	10,172	11,159	10,431	8,398	5,338	2,397	4,465	4,463	10,172	5,338		
Mortgage loans, net	1,040	842	868	879	831	807	770	784	1,040	831		
Limited partnership interests ^	9,058	8,967	8,946	8,844	9,213	9,194	9,380	9,255	9,058	9,213		
Short-term, at fair value	5,779	4,872	4,705	4,887	8,743	9,640	6,541	4,537	5,779	8,743		
Other investments, net	1,080	1,153	1,150	1,114	1,017	964	901	824	1,080	1,017		
Total	$ 87,375	$ 87,802	$ 85,160	$ 83,237	$ 82,328	$ 77,437	$ 74,050	$ 72,610	$ 87,375	$ 82,328		
Net investment income												
Fixed income securities	$ 759	$ 710	$ 666	$ 665	$ 634	$ 602	$ 608	$ 614	$ 2,135	$ 1,844	$ 2,800	$ 2,458
Equity securities	53	54	41	43	19	17	20	27	148	56	191	83
Mortgage loans	15	12	12	11	11	9	10	9	39	30	50	39
Limited partnership interests	354	240	206	140	226	74	194	160	800	494	940	654
Short-term investments	48	48	59	72	104	97	72	74	155	273	227	347
Other investments	26	28	26	48	26	24	21	35	80	71	128	106
Investment income, before expense	1,255	1,092	1,010	979	1,020	823	925	919	3,357	2,768	4,336	3,687
Investment expense	(78)	(83)	(72)	(87)	(71)	(69)	(71)	(86)	(233)	(211)	(320)	(297)
Net investment income	$ 1,177	$ 1,009	$ 938	$ 892	$ 949	$ 754	$ 854	$ 833	$ 3,124	$ 2,557	$ 4,016	$ 3,390
Pre-tax yields on fixed income securities ^ (1)	4.9 %	4.7 %	4.5 %	4.6 %	4.6 %	4.4 %	4.4 %	4.4 %	4.7 %	4.5 %	4.7 %	4.5 %
Net gains (losses) on investments and derivatives, pre-tax by transaction type												
Sales	$ (413)	$ (80)	$ (4)	$ 60	$ 69	$ (245)	$ (137)	$ (75)	$ (497)	$ (313)	$ (437)	$ (388)
Credit losses	(30)	(18)	(7)	(7)	(23)	(4)	(76)	(3)	(55)	(103)	(62)	(106)
Valuation change of equity investments	(61)	1,179	(388)	18	200	170	(117)	(112)	730	253	748	141
Valuation change and settlements of derivatives	(41)	(26)	(6)	2	6	(65)	(19)	(11)	(73)	(78)	(71)	(89)
Total	$ (545)	$ 1,055	$ (405)	$ 73	$ 252	$ (144)	$ (349)	$ (201)	$ 105	$ (241)	$ 178	$ (442)
Total return on investment portfolio ^ (1)												
Net investment income	1.3 %	1.2 %	1.1 %	1.1 %	1.2 %	1.0 %	1.2 %	1.1 %	3.6 %	3.3 %	4.7 %	4.4 %
Valuation-interest bearing	(3.3)	—	(0.8)	—	0.6	0.2	0.4	(2.1) (2)	(4.1)	1.2 (2)	(4.2)	(0.7)
Valuation-equity investments	(0.1)	1.4	(0.5)	—	0.2	0.2	(0.2)	(0.1)	0.8	0.3	0.8	0.1
Total	(2.1) %	2.6 %	(0.2) %	1.1 %	2.0 %	1.4 %	1.4 %	(1.1) %	0.3 %	4.8 %	1.3 %	3.8 %
Fixed income securities portfolio duration ^ (in years) (1)	5.3	5.5	5.5	5.1	5.1	4.1	5.1	5.2				
Fixed income securities portfolio duration including interest rate derivative positions (in years) (1)	5.4	5.5	5.7	5.1	5.0	4.0	5.1	5.3				
Fixed income and short-term investments duration including interest rate derivative positions (in years) (1)	4.9	5.1	5.3	4.7	4.3	3.4	4.6	4.9				

(1) Calculations for 2025 include investments held for sale.

(2) Includes (0.1%) impact in the first quarter and first nine months of 2025 related to losses recorded for variable interest in Reciprocal Exchanges.

The Allstate Corporation 3Q 26 Supplement

13

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)	As of or for the three months ended								As of or for the nine months ended		Trailing 12-months	
	Sept. 30, 2026	June 30, 2026	March 31, 2026	Dec. 31, 2025	Sept. 30, 2025	June 30, 2025	March 31, 2025	Dec. 31, 2024	Sept. 30, 2026	Sept. 30, 2025	Sept. 30, 2026	Sept. 30, 2025
Investment Position												
Market-based ^												
Interest-bearing investments ^	$ 67,479	$ 66,968	$ 65,014	$ 65,236	$ 66,973	$ 65,060	$ 59,411	$ 58,068	$ 67,479	$ 66,973		
Equity securities	9,812	10,806	10,052	8,009	4,762	1,786	3,795	3,797	9,812	4,762		
LP and other alternative investments ^	267	256	183	146	232	211	281	285	267	232		
Total	$ 77,558	$ 78,030	$ 75,249	$ 73,391	$ 71,967	$ 67,057	$ 63,487	$ 62,150	$ 77,558	$ 71,967		
Performance-based ^												
Private equity	$ 7,521	$ 7,461	$ 7,633	$ 7,658	$ 8,134	$ 8,208	$ 8,393	$ 8,411	$ 7,521	$ 8,134		
Real estate	2,296	2,311	2,278	2,188	2,227	2,172	2,170	2,049	2,296	2,227		
Total	$ 9,817	$ 9,772	$ 9,911	$ 9,846	$ 10,361	$ 10,380	$ 10,563	$ 10,460	$ 9,817	$ 10,361		
Investment income												
Market-based												
Interest-bearing investments	$ 833	$ 783	$ 748	$ 758	$ 759	$ 716	$ 698	$ 705	$ 2,364	$ 2,173	$ 3,122	$ 2,878
Equity securities	54	54	39	43	19	16	18	25	147	53	190	78
LP and other alternative investments [1]	—	—	4	3	2	1	3	(3)	4	6	7	3
Income for yield calculation	$ 887	$ 837	$ 791	$ 804	$ 780	$ 733	$ 719	$ 727	$ 2,515	$ 2,232	$ 3,319	$ 2,959
Pre-tax yield [2]	4.5 %	4.4 %	4.3 %	4.5 %	4.5 %	4.4 %	4.4 %	4.5 %	4.4 %	4.4 %	4.4 %	4.4 %
Performance-based												
Private equity	$ 328	$ 143	$ 111	$ 123	$ 197	$ 74	$ 103	$ 138	$ 582	$ 374	$ 705	$ 512
Real estate	40	112	108	52	43	16	103	54	260	162	312	216
Investment income, before expense	368	255	219	175	240	90	206	192	842	536	1,017	728
Investee level expenses	(13)	(16)	(12)	(29)	(13)	(11)	(10)	(25)	(41)	(34)	(70)	(59)
Income for yield calculation	$ 355	$ 239	$ 207	$ 146	$ 227	$ 79	$ 196	$ 167	$ 801	$ 502	$ 947	$ 669
Pre-tax yield	14.5 %	9.7 %	8.4 %	5.9 %	8.9 %	3.0 %	7.5 %	6.5 %	10.9 %	6.5 %	9.6 %	6.5 %
Total return on investment portfolio												
Market-based [2]	(2.7) %	2.7 %	(0.4) %	1.2 %	2.0 %	1.6 %	1.5 % [3]	(1.5) %	(0.5) %	5.0 % [3]	0.7 %	3.5 %
Performance-based	3.4	2.6	1.9	0.9	2.5	1.0	1.6	2.1	8.0	5.1	8.9	7.2
Internal rate of return ^												
Performance-based												
10 year	11.4 %	11.2 %	11.1 %	11.1 %	10.9 %	11.0 %	11.2 %	11.4 %				
5 year	8.8	9.9	11.2	13.1	14.3	14.4	12.2	12.1				
3 year	6.8	6.1	5.9	5.6	5.7	4.7	5.4	7.3				
1 year	9.2	8.7	7.6	5.8	7.1	5.0	4.5	6.3				

[1] Net of any investee level expenses.
[2] Calculations for 2025 include investments held for sale.
[3] Includes (0.1%) impact in the first quarter and first nine months of 2025 related to losses recorded for variable interest in Reciprocal Exchanges.

The Allstate Corporation 3Q 26 Supplement 14

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income (loss) is net income (loss) applicable to common shareholders, excluding: • Net gains and losses on investments and derivatives • Pension and other postretirement remeasurement gains and losses • Amortization or impairment of purchased intangibles • Gain or loss on disposition • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, amortization or impairment of purchased intangibles, gain or loss on disposition and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Gain or loss on disposition is excluded because it is non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year reserve reestimates, excluding catastrophes on the combined ratio. We believe that this ratio is useful to investors, and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Average underlying loss (incurred pure premium) and average underlying loss (incurred pure premium) and expense per policy are calculated as the underlying loss ratio and the underlying combined ratio (non-GAAP ratios), respectively, multiplied by the annualized GAAP earned premium ("annualized average earned premium”). We believe that these measures are useful to investors and are used by management for the same reasons noted above for the underlying loss and underlying combined ratios. The components of the calculation are available on the "Auto Profitability Measures and Statistics" page. The Allstate Corporation 3Q 26 Supplement 15

Definitions of Non-GAAP Measures (continued) Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of the adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors, and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income (loss) return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 3Q 26 Supplement 16

Glossary Consolidated Operations Accident and health insurance premiums and contract charges include premiums for individual health, employer voluntary benefits through March 31, 2025 and group health through June 30, 2025. Adjusted net income is the GAAP segment measure used for the Protection Services and Corporate segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the 12-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, specialty lines, commercial lines, and brokered solutions and collateral protection products, as well as consumer product protection plans, roadside assistance and automotive protection and insurance products. Trailing 12-month basic and diluted earnings per share and adjusted net income earnings per share* are calculated using the applicable aggregate earnings for the most recent four fiscal quarters divided by the average of the applicable basic or diluted weighted average common shares outstanding for each of those four quarters. Accordingly, trailing 12-month per-share amounts may differ from the sum of the per-share amounts reported for the individual quarters. Property-Liability Annualized average earned premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. For trailing 12-month periods, average earned premium is calculated using net earned premium for the trailing 12 months divided by policies in force at quarter end. Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid- term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. New issued applications: Item counts of automobile and homeowner insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Brokered solutions and collateral protection primarily represent commissions earned and other costs and expenses for Ivantage, non-proprietary life and annuity products, and lender-placed products. Protection Services Revenue includes premiums earned, other revenue, intersegment insurance premiums and service fees and net investment income. Investments Duration measures the price sensitivity of fixed income and short-term investments to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LPs is generally recognized on a three-month delay due to the availability of the investee financial statements. LP and other alternative investments comprise limited partnership interests and real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, including infrastructure investments, and real estate, most of which were limited partnerships. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre- tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. Trailing 12- month pre-tax yield is calculated as annualized investment income, before investment expense for the trailing four-quarter period divided by the average of investment balances for the five most recent quarter-end periods. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivative instruments, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage and bank loans divided by the average fair value balances. The Allstate Corporation 3Q 26 Supplement 17